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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 31, 2008
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                 0-26059                                 68-0121636
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        (Commission File Number)              (IRS Employer Identification No.)


   4125 South 6000 West, West Valley City, Utah             84128
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     (Address of Principal Executive Offices)             (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 1.01     Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Issuance of Promissory Notes; Entry into Subscription Agreements
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         On March 31, 2008,  CirTran  Corporation (the  "Company"),  issued five promissory notes (the "Notes") for an aggregate indebtedness of $315,000 to five individuals (collectively, the "Noteholders"). Additionally, the Company entered
into   subscription   agreements  (the   "Subscription   Agreements")  with  the
Noteholders.

         Under the terms of the Notes, the Company received proceeds of $300,000. The Company agreed to repay an aggregate of $315,000, which consists of the amount borrowed plus a "five percent (5%) borrowing fee." The Notes are due and payable within 30 days after demand is made for payment. The Noteholders agreed not to demand payment within the first 30 days after the Notes were issued. The Company is entitled to pre-pay any or all amounts of the Notes with no penalty.

         Upon the first to occur of (i) the date thirty-one days after the date of a Note, or (ii) the occurrence of an Event of Default, as defined in the Notes, unless the Event of Default has been cured within any grace period set forth in the Notes, the Notes will also bear interest at twelve percent (12%) per annum, based on a 365-day year. Events of default include a default in the payment of any payment of principal of the Note when the same becomes due and payable, and remains in default for a period of 10 days after the Noteholder gives notice of such default. Other events of default are listed in the Note.

         The Noteholders and the repayment amounts of the Notes issued are as follows: Ayed Hawatmeh - $105,000; Najib Bouz - $52,500; Paul Bouz - $52,500; Michael Absi - $52,500; and Isaiah Khoury - $52,500.

         The Company intends to use the proceeds from the issuances of the Notes in connection with the business of CirTran Beverage Corp., a Utah corporation and wholly owned subsidiary of the Company.

         The Company also entered into Subscription Agreements with the Noteholders in connection with the issuances of the Notes. The Noteholders represented that they were accredited investors, that they had reviewed the Company's publicly filed reports to their satisfaction, and that they acknowledged that the Notes were restricted.

         The foregoing summaries of the terms and conditions of the Notes and the Subscription Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each of the respective agreements attached as exhibits hereto, and which are hereby incorporated herein by reference.


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


Item 9.01.    Financial Statements and Exhibits.

       (d)    Exhibits.
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              99.1   Form of Promissory Note

              99.2   Form of Subscription Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CirTran Corporation


Date: April 4, 2008                           By:  /s/ Iehab Hawatmeh
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                                                 Iehab J. Hawatmeh, President
























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